UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): October 7, 1999


                         ALLMERICA FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)



Delaware                       1-13754                      04-3263626
(State or other            (Commission File              (I.R.S. Employer
jurisdiction of                Number)                      I.D. Number)
Incorporation)



                440 Lincoln Street, Worcester, Massachusetts 01653
                     (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (508) 855-1000
              (Registrant's Telephone Number including area code)



                                    Page 1 of 6 pages
                                 Exhibit Index on page 4


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Item 5.  Other Events.

On October 7, 1999, Allmerica Financial Corporation announced that it has reached an agreement to sell its group life and health insurance business to Great-West Life & Annuity Insurance Company of Denver. A copy of the press release is attached as Exhibit 99 and is incorporated by reference herein.



CAUTIONARY STATEMENT FOR THE PURPOSES OF THE `SAFE HARBOR' PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Forward-Looking Statements

The Company wishes to caution readers that the following important factors, among others, in some cases have affected and in the future could affect, the Company's actual results and could cause the Company's actual results for 1998 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. When used in the attached press release, words such as "believes", "anticipated", "expects" and similar expressions are intended to identify forward looking statements. See "Important Factors Regarding Forward-Looking Statements" filed as Exhibit 99-2 to the Company's Annual Report on Form 10-K for the period ended December 31, 1998.

Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward looking statements include among others, the following possibilities:
(i) adverse catastrophe experience and severe weather; (ii) adverse loss development for events the Company insured in prior years or adverse trends in mortality and morbidity; (iii) heightened competition, including the intensification of price competition, the entry of new competitors, and the introduction of new products by new and existing competitors; (iv) adverse state and federal legislation or regulation, including decreases in rates, limitations on premium levels, increases in minimum capital and reserve requirements, benefit mandates, limitations on the ability to manage care and utilization, and tax treatment of insurance and annuity products;
(v) changes in interest rates causing a reduction of investment income or in the market value of interest rate sensitive investments; (vi) failure to obtain new customers, retain existing customers or reductions in policies in force by existing customers; (vii) higher service, administrative, or generalexpense due to the need for additional advertising, marketing, administrative or management information systems expenditures; (viii) loss or retirement of key executives; (ix) increases in medical costs, including increases in utilization, costs of medical services, pharmaceuticals, durable medical equipment and other covered items; (x) termination of provider contracts or renegotiations at less cost-effective rates or terms of payment; (xi) changes in the Company's liquidity due to changes in asset and liability matching; (xii) restrictions on insurance underwriting, based on genetic testing and other criteria; (xiii) adverse changes in the ratings obtained from independent rating agencies, such as Moody's, Standard and Poor's, A.M. Best, and Duff & Phelps; (xiv) lower appreciation on and decline in value of managed investments, resulting in reduced variable products, assets and related fees; (xv) possible claims relating to sales practices for insurance products; (xvi) uncertainty related to the Year 2000 issue; (xvii) failure of a reinsurer of the Company's policies to pay its liabilities under reinsurance contracts; (xviii) earlier than expected withdrawals from the Company's general account annuities, GICs, and other insurance products; and (xix) changes in the mix of assets comprising the Company's investment portfolio and the fluctuation of the market value of such assets.




Item 7.  Financial Statements and Exhibits.

Exhibit 99 Press Release dated October 7, 1999, announcing that Allmerica Financial Corporation has reached an agreement to sell its group life and health insurance business to Great-West Life & Annuity Insurance Company of Denver.

Page 2 of 6

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SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALLMERICA FINANCIAL
                                        CORPORATION



                                        By:  /s/  Edward J. Parry III
                                             Edward J. Parry III
                                             Vice President, Chief Financial
                                             Officer, and Treasurer


Date:  October 8, 1999

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Exhibit Index

Exhibit 99 Press Release dated October 7, 1999, announcing that Allmerica Financial Corporation has reached an agreement to sell its group life and health insurance business to Great-West Life & Annuity Insurance Company of Denver.


Page 4 of 6

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EXHIBIT 99


Allmerica Financial Announces Sale of Group Life and Health Business

Worcester, Mass., October 7, 1999--Allmerica Financial Corporation (NYSE: AFC) today announced that it has reached an agreement to sell its group life and health insurance business to Great-West Life & Annuity Insurance Company of Denver.

The companies have signed a purchase and sale agreement and they have scheduled to close the sale on March 1, 2000. Transition of the business from Allmerica to Great-West will begin immediately after the closing and will be completed in 12 to 18 months.

Allmerica President and Chief Executive Officer John F. O'Brien said the transaction serves the interests of Allmerica's clients, the company and its shareholders.

"Our clients will benefit from Great-West's commitment to the group life and health business, its strong financial ratings, experience and quality customer service," O'Brien said. "We at Allmerica will continue to provide quality service to our insureds and work closely with Great-West to assure a smooth transition of the business.

"The sale of our group life and health operation enables us to concentrate our focus on the profitable growth of our two core businesses-asset accumulation and property and casualty insurance," O'Brien said. "This focus, which is a key element of our long-term business strategy, positions us to manage our capital more efficiently and to maximize returns for our shareholders."

Allmerica's group life and health business serves over 400,000 medical members at more than 2,500 small to medium-sized organizations, and generated some $300 million in annual revenue last year. Allmerica has provided group life and health insurance for more than 50 years.

Allmerica Financial Corporation is the holding company for a diversified group of insurance and financial services companies headquartered in Worcester, Mass. Allmerica markets retirement, investment, employee benefits and property and casualty insurance products and services to individual and institutional clients. Allmerica is among the 20 largest providers of variable annuities and variable life insurance and the 30 largest providers of property and casualty insurance coverage in the country.

Great-West Life & Annuity Insurance Company, an A++ rated company with 6,800 employees provides a full range of group life, health and financial products to 3.6 million Americans. The company also is a leader in administering tax-qualified annuities for public/non-profit pension customers. As of year-end 1998, the company's total assets were $25.1 billion.

Great-West Life & Annuity Insurance Company is an indirect subsidiary of Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. Great-West Lifeco Inc. is a financial services holding company with interests in the life insurance, health insurance, retirement savings, reinsurance and general insurance businesses, primarily in Canada and the United States. The Great-West Life Assurance Company serves the financial security needs of more than 13 million people through its Canadian operations and London Insurance Group in Canada, and through Great-West Life & Annuity Insurance Company in the United States.


Page 5 of 6

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Contacts
Investors                             Media
Henry St. Cyr                         Michael F. Buckley
Vice President- Investor Relations    Director- Public Information
(508) 855-2959                        (508) 855-3099

AF-16

10/7/99

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